                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                              [X]

Filed by a party other than the Registrant           [ ]

Check the appropriate box:


[ ]      Preliminary Proxy Statement


[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))


[X]      Definitive Proxy Statement


[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                               MessageMedia, Inc.
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                (Name of Registrant as Specified in its Charter)


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     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

Title of each class of securities to which transaction applies:


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Aggregate number of securities to which transaction applies:


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Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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Proposed maximum aggregate value of transaction:


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Total fee paid:


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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:


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Form, Schedule or Registration Statement No.:


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Filing Party:


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Date Filed:


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

                               MESSAGEMEDIA, INC.
                             371 Centennial Parkway
                              Louisville, CO 80027


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 16, 2001

TO THE STOCKHOLDERS OF MESSAGEMEDIA, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders of MESSAGEMEDIA, INC., a Delaware corporation (the "Company"), will be held on May 16, 2001 at 9:00 a.m. local time at the Company's offices located at 371 Centennial Parkway, Louisville, Colorado for the following purposes:

1. To elect 6 directors to serve for the ensuing year and until their successors are elected.

2. To approve an amendment to the Company's 1995 Stock Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 9,000,000 to 12,000,000.

3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for sale under such plan from 500,000 to 1,000,000.

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.


5. To approve a series of amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect, at any time prior to the 2002 Annual Meeting of Stockholders, a reverse stock split of the Company's Common Stock whereby each outstanding 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments as permitted under Section 242(c) of the Delaware General Corporations Law, to be determined by the Board of Directors.


6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 28, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors


                                        /s/ William E. Buchholz


                                        William E. Buchholz
                                        Senior Vice President, Finance and
                                        Administration and Chief
                                        Financial Officer


Louisville, Colorado
April 19, 2001


         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WITH POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               MESSAGEMEDIA, INC.
                             371 Centennial Parkway
                              Louisville, CO 80027


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


         The enclosed proxy is solicited on behalf of the Board of Directors of MessageMedia, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 16, 2001, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be at the Company's offices located at 371 Centennial Parkway, Louisville, Colorado. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 23, 2001 to all stockholders entitled to vote at the Annual Meeting.


SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of the Company's Common Stock at the close of business on March 28, 2001, the record date, will be entitled to notice of and to vote at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. At the close of business on March 28, 2001, 68,507,101 shares of the Company's Common Stock were outstanding and entitled to vote. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE


         Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.


         THE TELEPHONE AND INTERNET VOTING PROCEDURES BELOW ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GRANT A PROXY TO VOTE THEIR SHARES AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS GRANTING A PROXY TO VOTE VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

         Stockholders of record may go to http://www.proxyvoting.com/mesg to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-840-1208 and following the recorded instructions.


         Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.


REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 371 Centennial Parkway, Louisville, Colorado 80027, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 18, 2001.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors is currently comprised of six members. Ms. Patsley has advised the Board of Directors that for personal reasons she will not be a candidate for re-election to the Board of Directors, and that she will retire from the Board of Directors immediately following the conclusion of the Annual Meeting. The Board of Directors has nominated Howard S. Diamond to replace Ms. Patsley.

         Proxies cannot be voted for more than the six named nominees. Each director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

         The following incumbent directors are being nominated for re-election to the Board of Directors: Bradley A. Feld, Dennis J. Cagan, R. Terry Duryea, A. Laurence Jones and Gerald A. Poch. Howard S. Diamond is being nominated for the first time to the Board of Directors.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The six candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

REQUIRED VOTE

         Stockholders are requested in this Proposal 1 to vote in favor of each named nominee. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the nomination of each named nominee. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.



                                       2.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.


NOMINEES

         The names of the nominees and certain information about them are set forth below:

         NAME                                       AGE       POSITION HELD WITH THE COMPANY
         ----                                       ---       ------------------------------
         A. Laurence Jones                           48       President and Chief Executive Officer and Director
         Bradley A. Feld                             35       Co-Chairman of the Board of Directors
         Gerald A. Poch                              54       Co-Chairman of the Board of Directors
         Dennis J. Cagan                             56       Director
         R. Terry Duryea                             54       Director
         Howard S. Diamond                           48       Nominated as Director

     Mr. Jones became the Company's President in March 1999 and its Chief Executive Officer and a director in April 1999. Prior to joining the Company, Mr. Jones served as an operating affiliate of McCown De Leeuw & Co., a private equity firm, from January 1998 to February 1999. From 1993 to January 1998, Mr. Jones served as President and Chief Executive Officer of Neodata Services, Inc., a privately held direct marketing company. Mr. Jones serves as a director of Exabyte Corp. and Cooperative Computing, Inc./Triad. Mr. Jones received a B.S. in Computer Science from Polytechnic Institute in 1975 and an M.B.A. from Boston University in 1980.

     Mr. Feld became Co-Chairman of the Company's Board of Directors in June 1998. Mr. Feld is a Managing Director of SOFTBANK Venture Capital. Prior to joining SOFTBANK Venture Capital in June 1996, he founded Intensity Ventures in 1995, a privately held company that helps launch and operate software companies and which was a venture affiliate of SOFTBANK Venture Capital. From November 1993 to July 1995, Mr. Feld served as Chief Technology Officer of AmeriData Technologies, Inc. after it acquired Feld Technologies, which Mr. Feld founded in 1988 and had developed into a software consulting firm. Mr. Feld serves as a member of the board of directors of Interliant, Inc., Evoke Communications, Inc. and PeoplePC Inc., as well as a director of a number of privately held companies. Mr. Feld received an S.B. and an S.M. in Management Science in 1987 and 1988, respectively, from the Massachusetts Institute of Technology.

     Mr. Poch became one of the Company's directors in March 1999 and Co-Chairman of the Company's Board of Directors in April 1999. Mr. Poch is a Principal of Pequot Capital Management, Inc. Prior to joining Pequot Capital Management, Inc. in 1998, Mr. Poch served as the Chairman, President and Chief Executive Officer of GE Capital Information Technology Solutions from August 1996 through June 1998. Mr. Poch co-founded AmeriData Technologies, Inc. and served as Co-Chairman of the board of directors and Co-President of AmeriData Technologies from 1991 until its acquisition by GE Capital in August 1996. Mr. Poch received a J.D. from Boston University School of Law in 1971 where he was Managing Editor of the Law Review.

     Mr. Cagan served as the Company's interim Chief Executive Officer from January 1999 to April 1999 and became one of the Company's directors in February 1999. Mr. Cagan has served as a strategic management consultant since 1981 in the software and Internet industries. Mr. Cagan currently serves as the Chairman and Chief Executive Officer of the Santa Barbara Technology Group, LLC, which he founded in May 2000. Mr. Cagan also served as Chief Executive Officer and Chairman of the board of directors of Human Race, Inc., a privately held company, from February 1998 through October 1998. From January 1996 through January 1997, Mr. Cagan served as Senior Vice President of Sales and Marketing and a director of Software.com, Inc., which became a publicly held e-mail software company in 2000 and was merged into Open Wave Systems Inc. in 2001, and from September 1996 through December 1996 as Senior Vice President of Sales and Marketing and a director of Intervista Software, Inc., a computer software company, now a part of Computer Associates, Inc. Mr. Cagan is a co-founder and director of Acorn Technologies, Inc. and serves as a director of Commission Junction, Inc. and SupplySolution, Inc. Mr. Cagan attended the University of California-Los Angeles.

     Mr. Duryea became one of the Company's directors in February 1999 and currently consults for several emerging technology-based companies. Mr. Duryea is the Chief Strategy Officer of Quova, Inc., a private company he helped found. Between April 1995 and August 1997, Mr. Duryea served as Vice President Finance and


                                       3.

Administration and Vice President Corporate Development and Professional Services at Network Associates, Inc. (formerly McAfee Associates), a publicly traded network security and management company. Mr. Duryea received a B.S. in Industrial Engineering from the University of California at Berkeley and an M.B.A. from Stanford University in 1971.

     Mr. Diamond became Chairman of the Board of Directors and Chief Executive Officer of REBAR, LLC, and Chairman of the Board of Directors of REBAR's Foundry, Corporate Software, and of Shaman Corporation in March 2000. Mr. Diamond served as Chief Executive Officer of Corporate Software from November 1996 until November 1999. Mr. Diamond received a B.A. in Political Anthropology from the University of Illinois in 1976.


BOARD OF DIRECTORS' COMMITTEES AND MEETINGS



         During the fiscal year ended December 31, 2000, the Board of Directors held 10 meetings and acted by unanimous written consent three times. The Board of Directors has an Audit Committee and a Compensation Committee.


         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board of Directors the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three directors: Pamela H. Patsley, Gerald A. Poch and R. Terry Duryea. Ms. Patsley, however, has declined to stand for re-election to the Board of Directors and will not be a member of the Audit Committee following the Annual Meeting, at which time the Board of Directors intends to consider committee assignments. The Audit Committee met four times during 2000 and did not act by unanimous written consent. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Appendix A.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee is composed of two outside directors: Bradley A. Feld and Gerald A. Poch. The Compensation Committee met once during 2000 and did not act by unanimous written consent. The Non-Officer Stock Option Committee may award stock options to employees who are not officers in amounts up to 500,000 shares per year.

         During the fiscal year ended December 31, 2000, all directors except Pamela H. Patsley attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served held during the period for which he or she was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

         The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as it may be modified or supplemented. The Audit Committee has received written disclosures or a letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board


----------

(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.


                                       4.

Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent auditors the independent auditor's independence.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

         The committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also recommended the selection of the Company's independent auditors.

R. Terry Duryea, Audit Committee Chair
Pamela H. Patsley, Audit Committee Member
Gerald A. Poch, Audit Committee Member


March 27, 2001

                                   PROPOSAL 2

          APPROVAL OF THE AMENDMENT TO THE 1995 STOCK PLAN, AS AMENDED

         In September 1995, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1995 Stock Plan, as amended (the "Option Plan"), and reserved 2,000,000 shares of Common Stock for issuance to the Company's employees, directors and consultants. As a result of a series of amendments, as of March 28, 2001, there were 9,000,000 shares approved by the Board of Directors and the stockholders for issuance under the Option Plan.

         As of March 28, 2001, options to purchase 5,268,471 shares were outstanding under the Option Plan and options to purchase 3,954,743 shares remained available for grant thereunder. The Company has granted options under the Option Plan at exercise prices ranging between $0.03 and $19.00 per share. Options to purchase 2,776,786 shares have been exercised through March 28, 2001.


         On March 27, 2001, the Board of Directors approved an amendment to the Option Plan, subject to stockholder approval which is hereby requested, to increase the number of shares of Common Stock reserved for issuance thereunder from 9,000,000 to 12,000,000 shares.


REQUIRED VOTE

         Stockholders are requested in this Proposal 2 to approve the Board of Directors' amendment to the Option Plan increasing the number of shares of common stock reserved for issuance thereunder form 9,000,000 to 12,000,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Option Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.



                                       5.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NUMBER 2.

         The material features of the Option Plan are outlined below:

         GENERAL

         The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of options.

         PURPOSE

         The Board of Directors adopted the Option Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 275 United States employees, directors and consultants of the Company and its affiliates are eligible to participate in the Option Plan.

         ADMINISTRATION

         The Board of Directors administers the Option Plan. Subject to the provisions of the Option Plan, the Board of Directors has the power to construe and interpret the Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of Common Stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

         The Board of Directors has the power to delegate administration of the Option Plan to a committee composed of members of the Board of Directors. As used herein with respect to the Option Plan, the "Board of Directors" refers to any committee the Board of Directors appoints as well as to the Board of Directors itself. The regulations under Section 162(m) of the Code require that directors who serve as members of the committee be "outside directors." This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Option Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of any "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

         ELIGIBILITY

         Incentive stock options may be granted under the Option Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants of both the Company and its affiliates are eligible to receive nonstatutory stock options under the Option Plan.

         No incentive stock option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the Option Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.



                                       6.

         No employee may be granted options under the Option Plan exercisable for more than 500,000 shares of Common Stock during any fiscal year ("Section 162(m) Limitation").

         STOCK SUBJECT TO THE OPTION PLAN

         Subject to stockholder approval of this proposal, an aggregate of 12,000,000 shares of Common Stock is reserved for issuance under the Option Plan. If options granted under the Option Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Option Plan. If the Company reacquires unvested stock issued under the Option Plan, the reacquired stock will again become available for reissuance under the Option Plan for nonstatutory stock options but not for incentive stock options.

         TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." On March 28, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $0.563 per share.

         The exercise price of options granted under the Option Plan must be paid either in cash at the time the option is exercised or (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) any combination of the above.

         Repricing. In the event of a decline in the value of the Company's Common Stock, the Board of Directors has the authority to offer optionholders the opportunity to replace outstanding higher priced options with new lower priced options. To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the Section 162(m) Limitation.

         Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board of Directors. Shares covered by currently outstanding options under the Option Plan typically vest at the rate of 25% at the end of the first year from the date of grant and then ratably each month over the next three years during the optionholder's employment by, or service as a director or consultant to, the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

         Term. The maximum term of options under the Option Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Option Plan generally terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's permanent disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination, (ii) the optionholder dies before the optionholder's service has terminated, in which case the option



                                       7.

may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 12 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution, or (iii) the option by its terms specifically provides otherwise. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

         RESTRICTIONS ON TRANSFER

         The optionholder may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the optionholder, only the optionholder may exercise an incentive stock option. The Board of Directors may grant nonstatutory stock options that are transferable generally. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board of Directors deems appropriate.

         ADJUSTMENT PROVISIONS

         Transactions not involving receipt of consideration by the Company, such as a reorganization, stock dividend or stock split, may change the class and number of shares of Common Stock subject to the Option Plan and outstanding options. In that event, the Option Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Option Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

         EFFECT OF CERTAIN CORPORATE EVENTS

         The Option Plan provides that, in the event of a merger, acquisition, consolidation or sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), any surviving corporation will be required to either assume options outstanding under the Option Plan or substitute similar options for those outstanding under the Option Plan. If any surviving corporation declines to assume options outstanding under the Option Plan, or to substitute similar options, then the vesting and the time during which such options may be exercised will be accelerated. If an option is exercisable in lieu of assumption or substitution, the Board of Directors will notify the optionholder that the option shall be fully exercisable for 15 days from the date of such notice, and the option will terminate upon expiration of such period. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

         DURATION, AMENDMENT AND TERMINATION

         The Board of Directors may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate in September 2005.

         The Board of Directors may also amend the Option Plan at any time or from time to time. No amendment, however, will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board of Directors if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Option Plan to satisfy Section 422 of the Code, if applicable) or Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), (ii) increase the number of shares reserved for issuance upon exercise of options or (iii) change any other provision of the Option Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of
Section 422 of the Code or any securities exchange listing requirements. The Board of Directors may submit any other amendment to the Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.



                                       8.

         FEDERAL INCOME TAX INFORMATION

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may increase the optionholder's alternative minimum tax liability, if any.

         If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

         Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. To the extent the stock is subject to certain types of vesting restrictions, however, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company generally is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

         Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.



                                       9.

         Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                         [REMAINDER OF PAGE LEFT BLANK]




                                      10.

                                NEW PLAN BENEFITS


         The following table presents certain information with respect to shares granted during 2000 under the Option Plan to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group,
(iii) all employees, including all current officers who are not executive officers, as a group, and (iv) all current non-employee directors as a group. As of March 28, 2001, there has been no determination by the Compensation Committee with respect to future awards under the Option Plan.



                                                                                     NUMBER OF SHARES
                                                                                    UNDERLYING OPTIONS
NAME AND POSITION                                           DOLLAR VALUE ($)(1)           GRANTED
-----------------                                           -------------------     ------------------

A. Laurence Jones .....................................          328,125                   750,000
   President, Chief Executive Officer and Director

Mary Beth Loesch ......................................          575,000                   300,000
   Senior Vice President, Corporate Development

Prabhuling Patel ......................................          575,000                   225,000
   Senior Vice President, Online Marketing and
   Communication

Elizabeth Wallace .....................................                0                         0
   Former Senior Vice President, Sales and Service

Martin T. Johnson .....................................                0                         0
   Former Senior Vice President, Chief Financial
   Officer and Secretary

All current executive officers as a group .............        1,771,880                 1,425,000

All employees, including all current officers who
are not executive officers, as a group ................        7,945,130                 2,272,250

All current non-employee directors as a group .........          120,000                    40,000


----------

(1) Exercise price multiplied by the number of shares granted.



                                      11.

         OTHER STOCK PLANS OF THE COMPANY


         1999 Non-Officer Stock Plan. The 1999 Non-Officer Stock Option Plan (the "1999 Stock Plan") provides for the grant of stock options to employees and consultants of the Company. Under the 1999 Stock Plan, the Company may grant options that are nonstatutory stock options. Options exercisable for up to a maximum of 3,000,000 shares may be issued under the terms of the 1999 Stock Plan, and, as of March 28, 2001, options exercisable for up to 2,158,558 shares were outstanding. The 1999 Stock Plan is administered by the Board of Directors or a committee thereof. Generally, options vest over four years and must be exercised within ten years from the date of grant. All options are non-transferable other than by will or the laws of descent and distribution. The 1999 Stock Plan does not require stockholder approval.

         Options Outside Any Option Plan. Pursuant to the terms of the December 22, 1995 Series B Preferred Stock Purchase Agreement, on April 11, 1996, the Company's Board of Directors granted options to purchase 1,000,000 shares of its Common Stock to certain officers, directors and key employees of the Company at an exercise price of $6.30 per share. All of these options are fully vested and, as of December 31, 2000, 425,000 have been exercised. In 1999, the Company's Board of Directors granted additional options to purchase 2,173,000 shares of its Common Stock to certain officers and directors of the Company, of which, as of December 31, 2000, options exercisable for 811,906 shares were vested and 100,000 have been cancelled. All of these options were granted outside of the Company's stock option plans.

         Assumed Option Plans. On August 9, 1999, the Company acquired all of the Common Stock and all outstanding rights to acquire shares of the Common Stock of Revnet Systems, Inc. In connection with this acquisition, the Company assumed options to acquire up to 681,675 additional shares of the Company's Common Stock, at a weighted average exercise price of $1.36 per share. On August 16, 1999, the Company acquired all of the Common Stock and all outstanding rights to acquire shares of the Common Stock of Decisive Technology Corporation. The Company assumed options to acquire up to 466,818 additional shares of the Company's Common Stock at a weighted average exercise price of $2.69 per share.



                                      12.

                                   PROPOSAL 3

          APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN



         In July 1996, the Board of Directors of the Company adopted, and in October 1996 the stockholders approved, the Company's Employee Stock Purchase Plan (the "Purchase Plan"). There currently are 500,000 shares of Common Stock reserved for issuance under the Purchase Plan.


         As of March 28, 2001, 257,081 shares of Common Stock had been issued pursuant to rights granted under the Purchase Plan and 242,919 shares of Common Stock (plus any shares of Common Stock that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future issuance under the Purchase Plan.


         On April 12, 2001, the Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, which is hereby requested, to increase the number of shares of Common Stock reserved for issuance thereunder from 500,000 to 1,000,000 shares.


REQUIRED VOTE

         Stockholders are requested in this Proposal 3 to approve the Board of Directors' amendment to the Purchase Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 500,000 to 1,000,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NUMBER 3.

         The material features of the Purchase Plan, as amended, are outlined below:

         PURPOSE


         The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.


         The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

         ADMINISTRATION


         The Purchase Plan is administered by the Board of Directors or any committee of two or more Board of Directors members appointed by the Board of Directors to administer the Purchase Plan (the "Plan Administrator"), which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board of Directors may abolish any such committee at any time and revest in the Board of Directors the administration of the Purchase Plan. The Board of Directors has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical) and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board of Directors has delegated administration of the Purchase Plan to the Compensation Committee.




                                      13.

         ELIGIBILITY


         Each person who is employed by the Company or an affiliate on a basis under which he or she is regularly expected to render more than 20 hours of service per week for more than five months per calendar year shall be eligible to enter an offering period under the Purchase Plan on the start date of any purchase interval within that offering period, provided he or she remains an eligible employee on that date. The date an individual enters an offering period shall be designated his or her entry date for purposes of that offering period.



         To participate in the Purchase Plan for a particular offering period, the eligible employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designee) on or before his or her scheduled entry date. All of the Company's approximately 275 United States employees are eligible to participate in the Purchase Plan.



         STOCK SUBJECT TO PURCHASE PLAN


         The stock purchasable under the Purchase Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. If Proposal 3 is approved by the stockholders, the maximum number of shares of Common Stock which may be issued over the term of the Purchase Plan shall not exceed 1,000,000 shares.

         Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and class of securities issuable under the Purchase Plan,
(ii) the maximum number and class of securities purchasable per eligible employee on any one purchase date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

         OFFERING PERIODS

         Shares of Common Stock shall be offered for purchase under the Purchase Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Purchase Plan shall have been purchased or (ii) the Purchase Plan shall have been sooner terminated.

         Each offering period shall be comprised of a series of successive quarterly purchase intervals. Purchase intervals shall begin on the first business day in January, April, July and October each year and terminate on the last business day in the following March, June, August and December, respectively.

         PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The payroll deduction authorized by the participant for purposes of acquiring shares of Common Stock during any offering period may be a fixed dollar amount or any multiple of 1% of the base salary paid to the participant during each purchase interval within that offering period. In all cases, the payroll deduction may not exceed a maximum of 20% of base salary. The deduction rate so authorized shall continue in effect throughout the offering period. The participant may, prior to the beginning of any purchase interval during the offering period, reduce or increase his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new payroll deduction shall become effective as of the start date of the first purchase interval following the filing of such form.

         Payroll deductions shall begin with the first pay day following the participant's entry date into the offering period and shall (unless sooner terminated by the participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the



                                      14.

participant's book account under the Purchase Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

         Payroll deductions shall automatically cease upon the termination of the participant's purchase right in accordance with the provisions of the Purchase Plan.

         The participant's acquisition of Common Stock under the Purchase Plan on any purchase date shall neither limit nor require the participant's acquisition of Common Stock on any subsequent purchase date, whether within the same or a different offering period.

         PURCHASE RIGHTS

         A participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the participant's entry date into the offering period and shall provide the participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The participant shall execute a stock purchase agreement embodying such terms and conditions (not inconsistent with the Purchase Plan) as the Plan Administrator may deem advisable.

         Under no circumstances shall purchase rights be granted under the Purchase Plan to any eligible employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any affiliate.


         Each purchase right automatically shall be exercised in installments on each successive purchase date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each participant (other than any participant whose payroll deductions have previously been refunded on each such purchase date). The purchase shall be effected by applying the participant's payroll deductions for the purchase interval ending on such purchase date to the purchase of shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per participant on any one purchase date) at the purchase price in effect for the participant for that purchase date.


         PURCHASE PRICE

         The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date within the offering period shall be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the first business day of each purchase interval or (ii) the fair market value per share of Common Stock on that purchase date. The closing sales price on March 28, 2001 was $0.563.

         Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

         The purchase right shall be exercisable only by the participant and shall not be assignable or transferable by the participant.

         A participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the participant's behalf in accordance with the provisions of the Purchase Plan and the participant has become a holder of record of the purchased shares.



                                      15.

         ACCRUAL LIMITATIONS

         No participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under the Purchase Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Purchase Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or any affiliate, would otherwise permit such participant to purchase more than $25,000 worth of stock of the Company or an affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.


         TERM OF THE PURCHASE PLAN

         Unless sooner terminated by the Board of Directors, the Purchase Plan shall terminate upon the earliest of (i) the last business day of December 2006,
(ii) the date on which all shares available for issuance under the Purchase Plan shall have been sold pursuant to purchase rights exercised under the Purchase Plan or (iii) the date on which all purchase rights are exercised in connection with an acquisition or change of control of the Company. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Purchase Plan following such termination.



         AMENDMENT OF THE PURCHASE PLAN

         The Board of Directors may alter, amend, suspend or discontinue the Purchase Plan at any time to become effective immediately following the close of any purchase interval, provided that the Board of Directors may condition the effectiveness of any such amendment on the Company having obtained the prior approval of the Company's stockholders.


         GENERAL PROVISIONS

         All costs and expenses incurred in the administration of the Purchase Plan shall be paid by the Company.

         Nothing in the Purchase Plan shall confer upon the Participant any right to continue in the employ of the Company or any affiliate of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any affiliate of the Company employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

         EFFECT OF CORPORATE EVENTS

         Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any dissolution, liquidation or specified type of merger of the Company, by applying the payroll deductions of each participant for the purchase interval in which such dissolution, liquidation or merger occurs to the purchase of shares of Common Stock at a purchase price per share equal to 85% of the lower of (i) the fair market value per share of Common Stock on the first business day of the purchase interval in which such dissolution, liquidation or merger occurs or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such dissolution, liquidation or merger. The applicable limitation, however, on the number of shares of Common Stock purchasable per Participant on any one purchase date shall continue to apply to any such purchase.

         FEDERAL INCOME TAX INFORMATION

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.



                                      16.

         A participant will be taxed on amounts withheld for the purchase of shares as if such amounts actually were received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.



         If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is 20%, while the maximum ordinary rate is effectively 39.6% at the present time.


         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long or short-term depending on how long the stock has been held.

         In general, there are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, either due to a difference between the purchase price and the value of the underlying stock on the grant date (or, if less, said difference on the applicable purchase date), or because of a disposition of stock purchase before the required holding periods expire (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                         [REMAINDER OF PAGE LEFT BLANK.]




                                      17.

                                NEW PLAN BENEFITS


         The following table presents certain information with respect to shares purchased during 2000 under the Purchase Plan by (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all employees, including all current officers who are not executive officers, as a group, and (iv) all current non-employee directors as a group.



                                                                                       NUMBER OF SHARES
NAME AND POSITION                                              DOLLAR VALUE ($)(1)        PURCHASED
-----------------                                              -------------------     ----------------

A. Laurence Jones .....................................                  0                     0
   President, Chief Executive Officer and Director

Mary Beth Loesch ......................................                  0                     0
   Senior Vice President, Corporate Development

Prabhuling Patel ......................................                4,249                 1,975
   Senior Vice President, Online Marketing and
   Communication

Elizabeth Wallace .....................................                6,105                 1,680
   Former Senior Vice President, Sales and Service

Martin T. Johnson .....................................                  0                     0
   Former Senior Vice President, Chief Financial
   Officer and Secretary

All current executive officers as a group .............                4,249                 1,925

All employees, including all current officers who
are not executive officers, as a group ................               334,302               166,011

All current non-employee directors as a group ........                   0                     0


----------

(1) Purchase price multiplied by the number of shares acquired.


                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws, as amended, or otherwise. The Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification, however, as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.



                                      18.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

AUDIT FEES


         During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for the audit of the Company's financial statements and for the reviews of the Company's interim financial statements for such fiscal year was $194,837.


ALL OTHER FEES


         During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for professional services other than for audit and information technology consulting was $161,806.



         The Audit Committee has determined that the rendering of information technology consulting and all other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.


                                   PROPOSAL 5

                       AMENDMENTS TO AMENDED AND RESTATED
               CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK


BACKGROUND


         The Company has received notice from Nasdaq relating to the potential delisting of the Company's Common Stock from The Nasdaq National Market, as further discussed below under "Reasons for the Effective Reverse Stock Split." Partially as a result of this notice, the Board of Directors has determined that a reverse stock split may be in the best interests of the Company and its stockholders. As a result, on April 12, 2001, the Board of Directors considered and unanimously adopted resolutions authorizing a series of proposed amendments to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), to effect, at any time prior to the Company's 2002 Annual Meeting of Stockholders in the discretion of the Board of Directors (which may choose to abandon such amendments pursuant to Section 242(c) of the Delaware General Corporation Law), one of a series of reverse stock splits of the Company's Common Stock. Under these amendments, each outstanding 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of Common Stock (the "Reverse Stock Splits"), with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all of such amendments, to be determined by the Board of Directors.



         If the Board of Directors determines to effect one of the Reverse Stock Splits (the "Effective Reverse Stock Split") by filing the applicable amendment with the Secretary of State of the State of Delaware, all other amendments shall be abandoned. Approval of the Reverse Stock Splits will authorize the Board of Directors in its discretion to effectuate the Effective Reverse Stock Split in any of the following ratios: 1:5, 1:6, 1:7, 1:8, 1:9 or 1:10, or not to effect any of the Reverse Stock Splits. The Board of Directors believes that stockholder approval of selected exchange ratios within an exchange ratio range (as opposed to approval of a specified exchange ratio) will provide




                                      19.

the Board of Directors with maximum flexibility to achieve the purposes of the Effective Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders.


        If the Reverse Stock Splits are approved by the stockholders and following such approval the Board of Directors determines in its discretion that an Effective Reverse Stock Split is in the best interests of the Company and its stockholders, the Restated Certificate of Incorporation would be amended accordingly. The text of the forms of amendments to the Restated Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect the Effective Reverse Stock Split, are set forth in Appendices B-1 through B-6 to this Proxy Statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Effective Reverse Stock Split.


REASONS FOR THE EFFECTIVE REVERSE STOCK SPLIT

         The Board of Directors believes that the Effective Reverse Stock Split may be desirable for a number of reasons. First, the Board of Directors believes that the Effective Reverse Stock Split may allow the Company to avoid having its Common Stock delisted from the Nasdaq National Market. Second, the Board of Directors believes that the Effective Reverse Stock Split could improve the Company's ability to raise new capital. Third, the Board of Directors believes that the Effective Reverse Stock Split could improve the marketability and liquidity of the Company's Common Stock.


        The Company's Common Stock currently is quoted on The Nasdaq National Market under the symbol "MESG." During the period from December 13, 1996 to March 28, 2001, the closing sales price per share of the Company's Common Stock ranged from a high of $22.188 to a low of $0.375. The closing sales price on March 28, 2001 was $0.563. On March 6, 2001, the Company received a notice from Nasdaq indicating that the Company's Common Stock had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days. Under the rules of the National Association of Securities Dealers, Inc., the Company has 90 calendar days, or until June 4, 2001, to comply with the continued listing requirements. The rules further state that compliance can be achieved by maintaining the bid price of the Company's Common Stock of at least $1.00 for a minimum of 10 consecutive trading days. If the Company is unable to demonstrate compliance on or before June 4, 2001, the Company will be provided with written notification that its Common Stock will be delisted. At that time, the Company would have the opportunity to appeal the decision to a Nasdaq Listing Qualifications Panel.



        There are several requirements that the Company must meet in order to maintain its listing on The Nasdaq National Market, only one of which is that the Company's Common Stock have a minimum bid price of $1.00. The Board of Directors believes that the Company currently satisfies all of The Nasdaq National Market listing requirements except the $1.00 minimum market price requirement. The Board of Directors believes that the Effective Reverse Stock Split, when implemented within the proposed range of exchange ratios, will result in the market price of the Company's Common Stock rising to the level necessary to satisfy the $1.00 minimum bid price continued listing requirement. It is possible, however, that even if the Company implements the Effective Reverse Stock Split, it may not be able to prevent Nasdaq from delisting its Common Stock from The Nasdaq National Market.



        The reduction in the number of outstanding shares of Common Stock caused by the Effective Reverse Stock Split is anticipated initially to increase proportionally the per share market price of the Common Stock. Because some investors may view the Effective Reverse Stock Split negatively in that it reduces the number of shares available in the public market, however, there is no assurance that the market price of the Common Stock would reflect proportionately the Effective Reverse Stock Split, or that the price, if it does rise proportionally, would be sustained in the future.


         The Company will require additional sources of capital to fund continuing operations. In meetings with its financial advisors, the Company has been advised that an increase in per share value of the Common Stock, that the Company expects as a consequence of the Effective Reverse Stock Split, may enhance the attractiveness of the Common Stock for certain segments of the investing public and broaden the investor pool from which the Company might be able to obtain additional financing. For example, because of the trading volatility often associated with low-priced stocks, as a matter of policy many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks.




                                      20.

         The Board of Directors also believes that the increased market price of the Common Stock expected as a result of the Effective Reverse Stock Split would improve the marketability and liquidity of the Common Stock and would encourage interest and trading in the Common Stock. As previously noted, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. It should be noted, however, that the Effective Reverse Split will decrease the total number of shares outstanding, which may impact the Company's liquidity. Additionally, if the Effective Reverse Stock Split is implemented, holders of fewer than 100 shares of Common Stock after the Effective Reverse Stock Split is effected may be charged brokerage fees that are proportionately higher than holders of more than 100 shares of Common Stock. The Board of Directors is hopeful that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.


BOARD OF DIRECTORS DISCRETION TO IMPLEMENT EFFECTIVE REVERSE STOCK SPLIT


         If the Reverse Stock Splits are approved by the stockholders of the Company at the Annual Meeting, the Effective Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that one of the Reverse Stock Splits is in the best interests of the Company and its stockholders. If the Board of Directors makes such determination, it would select an exchange ratio which it believes will result in the market price of the Company's Common Stock rising to the level necessary to satisfy the $1 minimum bid price continued listing requirement. Additionally, in determining whether to effect a reverse stock split and the appropriate exchange ratio, the Board of Directors will consider the existing and expected marketability and liquidity of the Common Stock and prevailing market conditions. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits prior to the 2002 Annual Meeting of Stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board of Directors fails to implement any of the Reverse Stock Splits prior to the 2002 Annual Meeting of Stockholders, stockholder approval again would be required prior to implementing any reverse stock split.


EFFECTS OF THE EFFECTIVE REVERSE STOCK SPLIT ON REGISTRATION AND VOTING RIGHTS

         The Common Stock currently is registered under Section 12(g) of the Exchange Act and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Effective Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Effective Reverse Stock Split, the Common Stock would continue to be reported on The Nasdaq National Market under the symbol "MESG" (although Nasdaq would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the Effective Reverse Stock Split has occurred).

         Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Effective Reverse Stock Split, other than as a result of the payment of cash in lieu of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the Effective Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock after the Effective Reverse Stock Split. The Effective Reverse Stock Split would not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company,



                                      21.

subject to the treatment of fractional shares. The number of stockholders of record would not be affected by the Effective Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Effective Reverse Stock Split.

EFFECT OF THE EFFECTIVE REVERSE STOCK SPLIT ON THE AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK


         The number of authorized but unissued shares of Common Stock effectively will be increased significantly by the Effective Reverse Stock Split. For example, based on the 68,507,101 shares of Common Stock outstanding on March 28, 2001, and the 100,000,000 shares of Common Stock that are authorized under the Restated Certificate of Incorporation, a one-for-five reverse stock split would have the effect of increasing the number of authorized but unissued shares of Common Stock from 31,492,899 to 86,298,580. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock would increase significantly the ability of the Board of Directors to issue such authorized and unissued shares without further stockholder action. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Restated Certificate of Incorporation or Bylaws.


EFFECT OF THE EFFECTIVE REVERSE STOCK SPLIT ON STOCK OPTIONS, WARRANTS AND PAR VALUE

         The Effective Reverse Stock Split would reduce the number of shares of Common Stock available for issuance under the Company's Option Plan, 1999 Stock Plan and Purchase Plan in proportion to the exchange ratio of the Effective Reverse Stock Split. The number of shares of Common Stock currently authorized for issuance under the Option Plan, 1999 Stock Plan and Purchase Plan is 9,000,000, 3,000,000 and 500,000 respectively, prior to giving effect to the Effective Reverse Stock Split. The par value of the Company's Common Stock and Preferred Stock would remain at $0.001 per share following the effective time of the Effective Reverse Stock Split, while the number of shares of Common Stock issued and outstanding would be reduced.

         The Company also has outstanding certain stock options and warrants to purchase shares of Common Stock. Under the terms of the outstanding stock options and warrants, the Effective Reverse Stock Split will effect a reduction in the number of shares of Common Stock issuable upon exercise of such stock options and warrants in proportion to the exchange ratio of the Effective Reverse Stock Split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. In connection with the Effective Reverse Stock Split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

EFFECTIVE DATE

         The Effective Reverse Stock Split would become effective as of 5:00 p.m. Eastern time on the date of filing (the "Effective Date") of a Certificate of Amendment to the Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the Effective Reverse Stock Split ratio determined by the Board of Directors within the limits set forth in this Proposal.

PAYMENT FOR FRACTIONAL SHARES

         No fractional shares of Common Stock would be issued as a result of the Effective Reverse Stock Split. In lieu of any such fractional share interest, each holder of Common Stock who as a result of the Effective Reverse Stock Split would otherwise receive a fractional share of Common Stock will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock on the



                                      22.

Effective Date as reported on The Nasdaq National Market by (ii) the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest. Such amount would be issued to such holder in the form of a check in accordance with the exchange procedures outlined under "Exchange of Stock Certificates" below.

EXCHANGE OF STOCK CERTIFICATES

         Shortly after the Effective Date, each holder of an outstanding certificate theretofore representing shares of Common Stock will receive from Mellon Investor Services, LLC, as the Company's exchange agent (the "Exchange Agent") for the Effective Reverse Stock Split, instructions for the surrender of such certificate to the Exchange Agent. Such instructions will include a form of Transmittal Letter to be completed and returned to the Exchange Agent. As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Effective Reverse Stock Split represented shares of Common Stock, together with a duly executed Transmittal Letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of Common Stock into which the shares of Common Stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share interest. Each certificate representing shares of Common Stock issued in connection with the Effective Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of Common Stock. Until surrendered as contemplated herein, each certificate which immediately prior to the Effective Reverse Stock Split represented any shares of Common Stock shall be deemed at and after the Effective Reverse Stock Split to represent the number of full shares of Common Stock contemplated by the preceding sentence.

         No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate which prior to approval of the Effective Reverse Stock Split represented any shares of Common Stock, except that if any certificates of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the Company any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, (ii) such transfer shall comply with all applicable federal and state securities laws, and (iii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

NO APPRAISAL RIGHTS

         Under Delaware law, stockholders of the Company would not be entitled to appraisal rights with respect to the Effective Reverse Stock Split.

MATERIAL FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE EFFECTIVE REVERSE STOCK
SPLIT

         A summary of the material U.S. federal income tax consequences of the proposed Effective Reverse Stock Split on the Company and to individual stockholders is set forth below. The following discussion is based upon present provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could alter the tax consequences described in this summary. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Effective Reverse Stock Split. In addition, the Company has not and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Effective Reverse Stock Split. Moreover, certain holders may be subject to different tax treatment due to their particular circumstances. ACCORDINGLY, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED EFFECTIVE REVERSE STOCK SPLIT ON THEM UNDER APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX LAWS.



                                      23.

         It is intended that the Effective Reverse Stock Split would constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. Assuming that the Effective Reverse Stock Split qualifies as a reorganization, the following federal income tax consequences should result:

         1. Stockholders will generally not recognize any gain or loss as a result of the Effective Reverse Stock Split except to the extent a stockholder receives cash instead of a fractional share. To the extent a stockholder receives cash instead of a fractional share, for tax purposes the stockholder will be deemed to have sold the fractional share to the Company. Although it is impossible to predict with certainty the tax consequences to any individual stockholder, in all probability, such stockholder will recognize a gain or loss as a result of the repurchase of a fractional share equal to the difference between (i) the stockholder's proportionate adjusted basis in such fractional share, and (ii) the cash amount received for such fractional share. Any gain will be treated as short-term capital gain taxable at a maximum federal income tax rate of 39.6% if the stockholder has held his shares for one year or less prior to the Effective Date, or long-term capital gain taxable at a maximum federal income tax rate of 20% if the stockholder has held his shares for more than one year prior to the Effective Date.

         2. The aggregate tax basis of the shares of Common Stock received by the stockholder in the Effective Reverse Stock Split would equal the aggregate tax basis of the shares of Common Stock held by the stockholder immediately prior to the Effective Date of the Effective Reverse Stock Split reduced by any basis allocated to a fractional share for which the stockholder receives cash. The stockholder will be able to "tack" the holding period of the Common Stock prior to the Effective Reverse Stock Split to the holding period of the Common Stock received by the stockholder as a result of the Effective Reverse Stock Split, provided that the shares of Common Stock were capital assets in the hands of the stockholder.

         3. The Company will not recognize gain or loss as a result of the Effective Reverse Stock Split.

REQUIRED VOTE

         Stockholders are requested in this Proposal 5 to vote in favor of the Reverse Stock Splits and the amendment to the Restated Certificate of Incorporation to effect the Effective Reverse Stock Split, subject to the abandonment of all amendments as permitted under Section 242(c) of the Delaware General Corporations Law, to be determined by the Board of Directors. The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve the Reverse Stock Splits and the amendment to the Restated Certificate of Incorporation to effect the Effective Reverse Stock Split. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but not counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.



                         [REMAINDER OF PAGE LEFT BLANK]




                                      24.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 28, 2001, by: (i) each director and nominee for director, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all current executive officers and directors of the Company as a group and (iv) all those known by the Company to be beneficial owners of more than 5% of its Common Stock.


                                                        BENEFICIAL OWNERSHIP (1)
                                                  -------------------------------------
                                                                            PERCENT OF
BENEFICIAL OWNER                                  NUMBER OF SHARES             TOTAL
----------------                                  ----------------         ------------
Bradley A. Feld ........................            19,102,877(2)                 27.9%
P.O. Box E
Eldorado Springs, CO 80025

Gary Rieschel ..........................            18,584,490(3)                 27.1%
200 W. Evelyn Ave., Suite 200
Mountain View, CA 94041

SOFTBANK Corp. .........................            11,457,201(4)                 16.7%
10 Langley Road, #403
Newton Center, MA 02159

STV IV LLC .............................            10,838,011(5)                 15.8%
200 W. Evelyn Ave., Suite 200
Mountain View, CA 94041

SOFTBANK Technology Ventures IV L.P. ...            10,616,268                    15.5%
200 W. Evelyn Ave., Suite 200
Mountain View, CA 94041

SOFTBANK America Inc. ..................            10,323,677                    15.1%
10 Langley Road, #403
Newton Center, MA 02159

SBTV VI LLC ............................             7,746,479(6)                 11.3%
200 W. Evelyn Ave., Suite 200
Mountain View, CA 94041

SOFTBANK U.S. Ventures VI, L.P. ........             3,860,070                     5.6%
200 W. Evelyn Ave., Suite 200
Mountain View, CA 94041

SOFTBANK Technology Ventures VI, L.P. ..             3,599,015                     5.3%
200 W. Evelyn Ave., Suite 200
Mountain View, CA 94041

Gerald A. Poch .........................             3,594,972(7)                  5.2%
Pequot Capital Management, Inc.
500 Nyala Farm Road
Westport, CT 06880




                                      25.

                                                        BENEFICIAL OWNERSHIP (1)
                                                  -------------------------------------
                                                                            PERCENT OF
BENEFICIAL OWNER                                  NUMBER OF SHARES             TOTAL
----------------                                  ----------------         ------------
Pequot Capital Management, Inc. ........             3,544,972(8)                  5.2%
500 Nyala Farm Road
Westport, CT 06880

A. Laurence Jones ......................               993,654(9)                  1.5%

Mary Beth Loesch .......................               182,250(10)                    *

Dennis J. Cagan ........................               166,600(11)                    *
4444 Via Alegre
Santa Barbara, CA 93110

Pamela H. Patsley ......................                20,458(12)                    *
First Data Corporation
3811 Turtle Creek Blvd
Suite 750
Dallas, TX 75219

R. Terry Duryea ........................                11,250(13)                    *

Elizabeth Wallace ......................                   100                        *
1611 Niagra St
Denver, CO 80220

Prabhuling Patel .......................                     0                        *

Martin T. Johnson ......................                     0                        *
1015 North Howe St
Chicago, IL 60614

All current executive officers and .....            24,072,061(14)                35.1%
directors as a group, 10 persons


----------

(1) The share ownership information contained in this table is based upon information supplied by directors and executive officers and, with respect to our non-affiliated stockholders, upon public filings with the SEC and information provided by the Nasdaq Stock Market, Inc. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to warrants or options currently exercisable or exercisable within 60 days of March 28, 2001 are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not deemed outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 68,507,101 shares of Common Stock outstanding as of March 28, 2001. Except as otherwise noted, the mailing address for each named individual is that of the Company, 371 Centennial Parkway, Louisville, Colorado 80027.

(2) Mr. Feld is a Principal Member of STV IV LLC, the general partner of SOFTBANK Technology Advisors Fund L.P. and SOFTBANK Technology Ventures IV, L.P., and as such may be deemed to share voting power with respect to the 18,333 shares subject to an option exercisable within 60 days of March 28, 2001 held by STV IV LLC, 203,410 shares held of record by SOFTBANK Technology Advisors Fund L.P., and 10,616,268 shares held of record by SOFTBANK Technology Ventures IV L.P. Mr. Feld is a Managing Member of SBTV VI LLC, the general partner of SOFTBANK Technology Ventures VI, L.P., SOFTBANK U.S. Ventures VI, L.P., SOFTBANK Technology Ventures Advisors Fund VI, L.P., and SOFTBANK Technology Ventures Side Fund VI, L.P., and as such may be deemed to share voting power with respect to the 3,599,015 shares held of record by SOFTBANK Technology Ventures VI, L.P., 3,860,070 shares held of record by SOFTBANK U.S. Ventures VI, L.P., 140,211 shares held of record by SOFTBANK Technology Ventures Advisors Fund VI, L.P., and 147,183 shares held of record by SOFTBANK Technology Ventures Side Fund VI, L.P. Mr. Feld is the record owner of 496,304 shares and of 22,083 shares subject to options exercisable within 60 days of March 28, 2001. Mr. Feld disclaims beneficial ownership of the shares held of record by all entities referred to in this footnote except to the extent of his pecuniary interest therein. Does not include shares over which SOFTBANK Technology Ventures IV L.P. shares voting power with Mr. Lee H. Stein, Mrs. June Stein, Paymentech Merchant Services, Inc. and First USA Financial, Inc. pursuant to a Voting Agreement dated as of June 2, 1998. See Statement on Schedule 13D filed on September 1, 1999 by SOFTBANK Corp. and its affiliates.

(3) Mr. Rieschel is a Principal Member and Managing Member of STV IV LLC, the general partner of SOFTBANK Technology Advisors Fund L.P. and SOFTBANK Technology Ventures IV L.P., and as such may be deemed to share voting power with respect to the 18,333 shares subject to an option exercisable within 60 days of March 28, 2001 held by STV IV LLC, 203,410 shares held of

                                      26.

         record by SOFTBANK Technology Advisors Fund L.P., and 10,616,268 shares held of record by SOFTBANK Technology Ventures IV L.P. Mr. Rieschel is a Managing Member and Executive Managing Director of SBTV VI LLC, the general partner of SOFTBANK Technology Ventures VI, L.P., SOFTBANK U.S. Ventures VI, L.P., SOFTBANK Technology Ventures Advisors Fund VI, L.P., and SOFTBANK Technology Ventures Side Fund VI, L.P., and as such may be deemed to share voting power with respect to the 3,599,015 shares held of record by SOFTBANK Technology Ventures VI, L.P., 3,860,070 shares held of record by SOFTBANK U.S. Ventures VI, L.P., 140,211 shares held of record by SOFTBANK Technology Ventures Advisors Fund VI, L.P., and 147,183 shares held of record by SOFTBANK Technology Ventures Side Fund VI, L.P. Mr. Rieschel disclaims beneficial ownership of the shares held of record by all entities referred to in this footnote except to the extent of his pecuniary interest therein. Does not include shares over which SOFTBANK Technology Ventures IV L.P. shares voting power with Mr. Lee H. Stein, Mrs. June Stein, Paymentech Merchant Services, Inc. and First USA Financial, Inc. pursuant to a Voting Agreement dated as of June 2, 1998. See Statement on Schedule 13D filed on September 1, 1999 by SOFTBANK Corp. and its affiliates.


(4) Includes 10,323,677 shares held of record by SOFTBANK America Inc., a wholly-owned subsidiary of SOFTBANK Holdings, Inc., which in turn is a wholly-owned subsidiary of SOFTBANK Corp., 879,488 shares held of record by Softven No. 2 Investment Enterprise Partnership, an affiliate of SOFTBANK Corp., and 254,036 shares held of record by SOFTBANK Ventures, Inc., which is wholly-owned by SOFTBANK Corp. Does not include shares over which SOFTBANK Corp. shares voting power with Mr. Lee H. Stein, Mrs. June Stein, Paymentech Merchant Services, Inc. and First USA Financial, Inc. pursuant to a Voting Agreement dated as of June 2, 1998. See Statement on Schedule 13D filed on September 1, 1999 by SOFTBANK Corp. and its affiliates.


(5) Includes 203,410 shares held of record by SOFTBANK Technology Advisors Fund L.P., 10,616,268 shares held of record by SOFTBANK Technology Ventures IV L.P. and 18,333 shares subject to an option exercisable within 60 days of March 28, 2001 held by STV IV LLC. Does not include shares over which SOFTBANK Technology Ventures IV L.P. shares voting power with Mr. Lee H. Stein, Mrs. June Stein, Paymentech Merchant Services, Inc. and First USA Financial, Inc. pursuant to a Voting Agreement dated as of June 2, 1998. See Statement on Schedule 13D filed on September 1, 1999 by SOFTBANK Corp. and its affiliates.

(6) Includes 3,599,015 shares held of record by SOFTBANK Technology Ventures VI, L.P., 3,860,070 shares held of record by SOFTBANK U.S. Ventures VI, L.P., 140,211 shares held of record by SOFTBANK Technology Ventures Advisors Fund VI, L.P. and 147,183 shares held of record by SOFTBANK Technology Ventures Side Fund VI, L.P.

(7) Mr. Poch is a Principal of Pequot Capital Management, Inc., the Investment Manager and Advisor for Pequot Private Equity Fund, L.P. and Pequot Offshore Private Equity Find, Inc., and as such may be deemed to beneficially own the 3,146,580 shares held of record by Pequot Private Equity Fund, L.P. and 398,392 shares held of record by Pequot Offshore Private Equity Fund, Inc. Mr. Poch disclaims beneficial ownership of the shares held of record by all entities referred to in this footnote except to the extent of his pecuniary interest therein. Includes 50,000 shares subject to options exercisable within 60 days of March 28, 2001, held by Mr. Poch.

(8) Includes 3,146,580 shares held of record by Pequot Private Equity Fund, L.P. and 398,392 shares held of record by Pequot Offshore Private Equity Fund, Inc. to which Pequot Capital Management, Inc. serves as the Investment Manager and Advisor.

(9) Includes 793,208 shares subject to options exercisable within 60 days of March 28, 2001 and 200,446 shares owned.

(10) Includes 181,250 shares subject to options exercisable within 60 days of March 28, 2001 and 1,000 shares owned.

(11) Includes 150,000 shares subject to options exercisable within 60 days of March 28, 2001 and 16,600 shares owned.

(12) Includes 18,458 shares subject to options exercisable within 60 days of March 28, 2001 and 2,000 shares owned.

(13) Includes 11,250 shares subject to options exercisable within 60 days of March 28, 2001.


(14) Includes 1,226,249 shares subject to options exercisable within 60 days of March 28, 2001, 716,350 shares owned and 22,129,462 shares held by entities affiliated with our current executive officers and directors. See Notes 2, 7, 9, 10, 11, 12 and 13 above. Shares beneficially owned by William E. Buchholz, the Company's current Senior Vice President, Finance and Administration and Chief Financial Officer, and Bruce Chittendon, the Company's current Chief Technology Officer, and Mr. Patel are included in this number.


* Represents beneficial ownership of less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on representations from the Company's officers, directors and greater than 10% beneficial owners, a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the following forms were filed late: Dennis J. Cagan--Form 4; A. Laurence Jones--Form 4.


                                      27.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS


         The members of the Board of Directors are eligible for reimbursement for their expenses incurred in connection with attendance at Board of Directors' meetings. Each non-employee director of the Company also receives an option to purchase 10,000 shares of the Company's Common Stock immediately following each of the Company's annual meetings of stockholders under the Option Plan. In addition, each new non-employee director of the Company receives an option to purchase 20,000 shares of Common Stock under the Option Plan upon becoming a non-employee director. These options vest as to 25% of the shares covered by the option on the one year anniversary of the date of grant, and the remaining shares vest ratably each month over the next three years and have a term of 10 years. In addition, in 2000, Mr. Duryea was granted an option for 40,000 shares of Common Stock under the Option Plan.


EXECUTIVE COMPENSATION

         The following table shows for the fiscal years ended December 31, 2000, 1999 and 1998 compensation earned by the person serving in the capacity as the Company's Chief Executive Officer during 2000, the two most highly compensated executive officers other than the Chief Executive Officer whose total compensation in 2000 exceeded $100,000 and who were serving as executive officers at the end of 2000, and two additional individual who would have been among the four most highly compensated executive officers other than the Chief Executive Officer had he or she been serving as an executive officer at the end of 2000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                               ANNUAL COMPENSATION (1)               AWARDS
                                                      ---------------------------------------     ------------
                                                                                    OTHER ANNUAL    SECURITIES         ALL OTHER
                                                                                    COMPENSATION    UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION                   YEAR    SALARY ($)     BONUS ($)         ($)          OPTIONS (#)           ($)
---------------------------                   ----    ----------    ----------      ------------    ------------      ------------
A. Laurence Jones (2) ....................    2000       250,000       125,000        87,500(3)        750,000               --
    Chief Executive Officer                   1999       197,916            --            --         1,500,000(4)            --

Mary Beth Loesch (5) .....................    2000       170,000       172,044            --           300,000              500(6)
   Senior Vice President, Corporate           1999       113,333       100,000            --           300,000               --
   Development

Prabhuling Patel (7) .....................    2000        98,825        40,000            --           225,000           60,225(8)
   Senior Vice President, Online
   Marketing and Communication

Elizabeth Wallace (9) ....................    2000       185,000        40,296            --                --           19,583(10)
   Former Senior Vice President, Sales        1999       101,314            --            --           275,000               --
   and Service


Martin T. Johnson (11) ...................    2000       110,833        23,750        37,100(12)            --           11,273(13)
   Former Senior Vice President, Chief        1999        44,334             0        13,250(14)       300,000                0
   Financial Officer and Secretary


----------

         (1) As permitted by rules promulgated by the SEC, no amounts are shown or with respect to certain "perquisites" where such amounts do not exceed the lesser of 10% of salary plus bonus or $50,000.

         (2) Mr. Jones joined the Company in March 1999 and became Chief Executive Officer in April 1999.

         (3) Consists of 200,000 shares of Common Stock issued to Mr. Jones on December 28, 2000 at a per share price of $.4375.



                                      28.

         (4) 65,000 options were granted pursuant to the Option Plan. All other options were granted outside of any option plan.

         (5)      Ms. Loesch joined the Company in April 1999.

         (6)      Consists of a payment made by the Company for Wellness
                  Benefit.

         (7)      Mr. Patel joined the Company in June 2000.

         (8) Consists of a payment made by the Company for relocation expenses.

         (9) Ms. Wallace joined the Company in May 1999 and her employment terminated on December 31, 2000.

         (10) Consists of a payment made by the Company for accrued vacation pay.

         (11) Mr. Johnson joined the Company in October 1999 and his employment terminated on July 31, 2000.

         (12) Consists of a payment made by the Company for travel/commuting expenses.

         (13) Consists of a payment made by the Company for accrued vacation pay.

         (14) Consists of a payment made by the Company for travel/commuting expenses.

STOCK OPTION GRANTS AND EXERCISES


         The Company grants options to its executive officers both under the Option Plan and outside the Option Plan. As of March 28, 2001, options to purchase a total of 5,268,471 shares were outstanding under the Option Plan and options to purchase 3,731,529 shares remained available for grant thereunder.


         The following tables show for the fiscal year ended December 31, 2000 certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                        OPTION GRANTS IN FISCAL YEAR 2000


                                               INDIVIDUAL GRANTS
                          -------------------------------------------------------       POTENTIAL REALIZABLE
                          NUMBER OF      % OF TOTAL                                    VALUE AT ASSUMED ANNUAL
                          SECURITIES      OPTIONS                                       RATES OF STOCK PRICE
                          UNDERLYING     GRANTED TO                                        APPRECIATION FOR
                           GRANTED       EMPLOYEES     EXERCISE OR                          OPTION TERM(4)
                           OPTIONS       IN FISCAL     BASE PRICE      EXPIRATION     -------------------------
NAME                        (#)(1)        YEAR(2)       ($/SH)(3)         DATE          5% ($)         10%($)
----                      ----------     ----------    -----------     ----------     ----------     ----------
A. Laurence Jones ...       750,000         12.4          0.4375        12/28/10        206,355        522,900

Mary Beth Loesch ....       100,000          1.7          4.8750         4/26/10        306,589        776,929
                            200,000          3.3          0.4375        12/28/10         55,029        139,449

Prabhuling Patel ....        75,000          1.2           5.375         6/11/10        253,525        642,460
                             50,000          0.8          2.5625         10/5/10         80,575        204,193
                            100,000          1.7          0.4375        12/28/10         27,514         69,724

Elizabeth Wallace ...         --             --             --             --              --             --

Martin T. Johnson ...         --             --             --             --              --             --


----------

(1) Options have a maximum term of 10 years measured from the date of grant, subject to earlier termination upon the optionholder's cessation of service with the Company. The options generally vest on a monthly basis over a four-year period.

(2) Based on options to purchase 6,029,887 shares granted to employees in 2000.



                                      29.

(3) The exercise price is equal to the fair market value of the Common Stock as determined by the closing price of the stock on the NASDAQ National Market on the date of grant.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years in the case of these options). It is calculated on the assumption that the market value of the underlying stock increases at the stated values, compounded annually. The total appreciation of the options over their 10-year terms at 5% and 10% would be 62.89% and 159.37%, respectively.

               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND
                          FISCAL YEAR-END OPTION VALUES


                                                                         NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                                              UNDERLYING        IN-THE-MONEY OPTIONS
                                                                         UNEXERCISED OPTIONS     AT FISCAL YEAR-END
                                                                          AT FISCAL YEAR-END            ($)(2)
                               SHARES ACQUIRED            VALUE            (#) EXERCISABLE/         EXERCISABLE/
NAME                           ON EXERCISE (#)       REALIZED ($)(1)        UNEXERCISABLE          UNEXERCISABLE
----                          -----------------     -----------------    -------------------    --------------------
A. Laurence Jones .......             0                     0             639,568/1,610,432              0/0

Mary Beth Loesch ........             0                     0               143,750/456,250              0/0

Prabhuling Patel ........             0                     0                     0/225,000              0/0

Elizabeth Wallace .......             0                     0                      90,104/0              0/0

Martin T. Johnson .......             0                     0                           0/0              0/0


----------


(1) Based upon the closing price of the Company's Common Stock on the NASDAQ National Market at the date of exercise, less the exercise price.



(2) Based upon the closing price of the Company's Common Stock of the NASDAQ National Market of $.4375 at December 29, 2000, less the exercise price, multiplied by the number of shares underlying the option.


                              EMPLOYMENT AGREEMENTS


         In June 2000, the Company entered into a letter employment agreement with Prabhuling Patel, Senior Vice President, Online Marketing and Communication. Pursuant to the terms of the agreement, Mr. Patel is entitled to receive: (A) an annual salary of $170,000, (B) a bonus of up to $85,000 if certain performance targets are met and $40,000 after six months of employment,
(C) a $60,000 one-time relocation bonus and (D) stock options to purchase 75,000 shares of the Company's Common Stock with an exercise price per share of $5.375. The agreement does not have a fixed expiration date and may be terminated with or without "just cause" (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If Mr. Patel's employment is terminated without "just cause" by the Company, he will be entitled to nine months current base salary as a severance package.


         In September 1999, the Company entered into a letter employment agreement with Martin T. Johnson, the Company's former Senior Vice President, Chief Financial Officer and Secretary. Pursuant to the agreement, Mr. Johnson was entitled to receive: (A) an annual salary of $190,000, (B) a bonus of up to $23,750 for 1999 and $47,500 for 2000 if certain performance targets were met,
(C) a housing allowance of $4,000 per month and a travel allowance of $1,300 per month and (D) stock options to purchase 300,000 shares of the Company's Common Stock, with an exercise price per share of $10.75. All compensation and benefits pursuant to the agreement ceased immediately upon July 31, 2000, the last day of his employment.



                                      30.

         In May 1999, the Company entered into an employment agreement with Elizabeth Wallace, the Company's former Senior Vice President, Sales and Services. Pursuant to the terms of the agreement, Ms. Wallace was entitled to receive: (A) an annual salary of $185,000, (B) a bonus of up to $75,000 if certain performance targets were met and (C) stock options to purchase 125,000 and 150,000 shares of the Company's Common Stock, with an exercise price per share of $12.37 and $11.69, respectively. All compensation and benefits pursuant to the agreement ceased immediately upon December 31, 2000, the last day of her employment.

         In April 1999, the Company entered into an employment agreement with Mary Beth Loesch, Senior Vice President, Corporate Development. Pursuant to the terms of the agreement, Ms. Loesch is entitled to receive: (A) an annual salary of $170,000, (B) a bonus of up to $85,000 if certain performance targets are met, (C) a stock option to purchase 300,000 shares of the Company's Common Stock with an exercise price per share equal to $10.25 and (D) in the case of a short term disability claim, she will be paid her normal salary the first 90 days until long term disability insurance begins. The agreement does not have a fixed expiration date and may be terminated with or without "cause" (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If Ms. Loesch's employment is terminated without "cause" by the Company, she will be entitled to 12 months salary as severance. If she resigns or is terminated for "cause" by the Company, all compensation and benefits will cease immediately upon the last day of employment.

         In March 1999, the Company entered into an employment agreement with A. Laurence Jones, President and Chief Executive Officer. Pursuant to the terms of the agreement, Mr. Jones is entitled to receive: (A) an annual salary of $250,000, (B) a performance bonus of up to $150,000 if certain performance targets are met and (C) a stock option to purchase 1,500,000 shares of the Company's Common Stock, with an exercise price per share equal to $6.25. The agreement does not have a fixed expiration date and may be terminated with or without "cause" (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If Mr. Jones' employment is terminated without "cause" by the Company, he will be entitled to (i) 18 months current base salary as a severance package, (ii) 18 months of accelerated vesting of the then-unvested portion of the option and (iii) six months of COBRA benefits paid by the Company. If he terminates his employment with the Company for "good reason" (as defined in the agreement), within 120 consecutive days following the occurrence of an event or events constituting good reason he will be entitled to: (i) 18 months current base salary as a severance package, (ii) 18 months of accelerated vesting of the then-unvested portion of the Option and
(iii) six months of COBRA benefits paid by the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The current members of the Board of Directors' Compensation Committee are Bradley A. Feld and Gerald A. Poch, none of whom is an employee of the Company. No person who was an employee of the Company in 2000 served on the Compensation Committee in 2000. During 2000, no executive officer of the Company
(i) served as a member of the compensation committee (or other board of directors committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) served as a member of the compensation committee (or other board of directors' committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph on page 32 shall not be incorporated by reference into any such filings. The Committee's objective is to set executive compensation at the market average when compared to leading companies in a comparable industry. The primary components of executive compensation are base salary, annual incentives and long-term equity incentives.




                                      31.

                          COMPENSATION COMMITTEE REPORT

         The following report is submitted by the Compensation Committee. Each member of the Compensation Committee is a non-employee director. The Compensation Committee is responsible for establishing the direction for the Company's executive compensation strategy. Underlying the Compensation Committee's decisions is the firm belief that the actions of the Company's executive officers directly impact the short-term and long-term performance of the Company, and such officers should be rewarded in a manner consistent with the Company's financial and non-financial results.

EXECUTIVE COMPENSATION PHILOSOPHY

         The Company's executive compensation program has been designed to provide competitive levels of compensation that are linked to the performance of the Company, recognize achievement of annual and long-term goals, reward above-target performance and help attract and retain qualified executives. Consistent with this philosophy, the executive compensation program provides annual cash compensation through base salary and in some cases an annual bonus, and a long-term component through stock options. The program supports a performance-oriented environment by providing incentive compensation that changes in a consistent and measurable way with both the financial performance of the Company and management performance in support of strategic objectives.


         The Compensation Committee determines annual salaries, bonuses and long-term incentives for senior executive officers. Salaries are based primarily on experience, responsibility and individual performance. Equity-based compensation is oriented toward the achievement of increasing stockholder value over the long term and is implemented pursuant to the Option Plan and, in some cases, pursuant to option grants made outside the Option Plan.


BASE SALARY

         The Compensation Committee establishes base salaries each year at a level intended to be competitive with comparable companies. In addition to the competitive market range, many factors are considered in determining actual base salaries, including the duties and responsibilities assumed by the executive, the scope of the executive's position, length of service, individual performance, internal equity considerations and special expertise beneficial to the Company. The Compensation Committee also reviews relevant financial results and the success of the management team in areas of performance that are not easily captured through accounting measures, such as business strategies and introductions of new products and services.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During 2000, the Company's Chief Executive Officer, A. Laurence Jones, earned $462,500, inclusive of a performance bonus in the amount of $125,000 and Common Stock issued to him with a fair market value of $87,500 at the time of issuance. Mr. Jones has served as the Company's Chief Executive Officer since April 1999. The Compensation Committee's approach to establishing Mr. Jones' compensation was to be competitive with comparable companies and to have a significant portion of his compensation depend on the achievement of financial and non-financial performance criteria. All compensation actions relating to Mr. Jones were subject to approval by the Board of Directors.

CONCLUSION

         The Compensation Committee believes the mix of market-based salaries and the potential for equity-based rewards for long-term performance represents an appropriate balance of total compensation. This balanced executive compensation program provides a competitive and motivational compensation package to the executive team required to produce the results the Company strives to achieve in the future. The Compensation Committee further believes that the executive compensation program strikes an appropriate balance between the interest of the stockholders, the needs of the Company in operating its business and the needs of the executive team.



                                      32.

COMPENSATION COMMITTEE

         Bradley A. Feld

         Gerald A. Poch





                                      33.

                     PERFORMANCE MEASUREMENT COMPARISON (1)

         The following graph shows the total stockholder return on an investment of $100 on December 13, 1996 for (i) the Company's Common Stock, (ii) the Standard & Poor's 500 Index (the "S&P 500") and (iii) the Hambrecht & Quist Internet Index. All values assume reinvestment of the full amount of all dividends and, except as noted in the first column, are calculated as of December 31 of each year:


             COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT (2)

                                                              CUMULATIVE TOTAL RETURN
                                                ------------------------------------------------
                                                12/13/96   12/96   12/97   12/98   12/99   12/00
MESSAGEMEDIA INC.                                  100      100      33      60      156      5
S&P 500                                            100      102     136     174      211    192
HAMBRECHT & QUIST INTERNET                         100       95     128     298    1,034    398

----------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) Assumes $100 invested on December 13, 1996, the effective date of the Company's initial public offering of its Common Stock, and assumes reinvestment of dividends. Fiscal years end on December 31, 1996, 1997, 1998, 1999 and 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         On February 22, 2001, the Company completed a private placement of 11,267,606 shares of its Common Stock for $8,000,000.26. Pequot Private Equity Fund, L.P. and Pequot Offshore Private Equity Fund, Inc., collectively the Pequot entities, acquired an aggregate of 704,225 shares for $499,999.75, and SOFTBANK Technology Ventures VI, L.P., SOFTBANK U.S. Ventures VI, L.P., SOFTBANK Technology Ventures Advisors Fund VI, L.P., and SOFTBANK Technology Ventures Side Fund VI, L.P., collectively the SOFTBANK entities, acquired an aggregate of 7,746,479 shares for $5,500,000.09. Mr. Poch, Co-Chairman of our Board of Directors, is a Principal of Pequot Capital Management, Inc., an affiliate of the Pequot entities. Mr. Feld, Co-Chairman of our Board of Directors, is a Managing Member of SBTV VI LLC, the general partner of the SOFTBANK entities.



         On July 28, 2000, A. Laurence Jones, the Company's Chief Executive Officer, issued a promissory note to the Company in the amount of $200,000. The outstanding principal will be due in full on July 28, 2002, unless Mr. Jones's employment with the Company terminates prior to such date, in which case all outstanding principal and interest under the note shall, in the case of termination for cause (as defined in the note), become immediate due and payable or, in the case of termination without cause, become due and payable within 90 days of termination. Interest on the Note is compounded annually and is payable in arrears.


ADDITIONAL AGREEMENTS


         The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party to by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws, as amended.


         The Company has entered into agreements with certain of its current and former executive officers, as described under the caption "Executive Compensation--Employment Agreements."


         The Company has entered into certain transactions with its directors, as described under the caption "Executive Compensation--Compensation of Directors." Any future transactions between the Company and its executive officers, directors and their affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties, and any material transactions with such persons will be approved by a majority of the disinterested members of the Board of Directors.


                                      34.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly are brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                                        By Order of the Board of Directors


                                        /s/ William E. Buchholz



                                        William E. Buchholz
                                        Senior Vice President, Finance and
                                        Administration and Chief
                                        Financial Officer


April 19, 2001





                                      35.

                                   APPENDIX A

                               MESSAGEMEDIA, INC.
                             AUDIT COMMITTEE CHARTER


PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of MessageMedia, Inc., a Delaware corporation (the "Company"), in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61, as amended.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

     - request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     - recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

o The Committee shall inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

o The Committee shall inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

o    The Committee shall review and update the Audit Committee Charter annually.

o The Committee shall review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

MEETINGS

The Committee will hold such meetings as the Chair or Committee deem appropriate. The President and Chief Executive Officer and Chairman of the Board may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Chair or the Committee.

                                  APPENDIX B-1

                            CERTIFICATE OF AMENDMENT
                             OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                              OF MESSAGEMEDIA, INC.

         MessageMedia, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: The name of the Corporation is MessageMedia, Inc.

         SECOND: The date on which the Corporation's Amended and Restated Certificate of Incorporation, as amended, was filed with the Delaware Secretary of State is December 18, 1996. The date of the filing of the original Certificate of Incorporation of this corporation with the Delaware Secretary of State is January 12, 1996.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, subject to its authority to abandon such resolutions as permitted under Section 242(c) of the Delaware General Corporation Law, adopted resolutions to amend paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation to read in its entirety as follows:


         "B. Of such authorized shares, one hundred million (100,000,000) shares shall be designated "Common Stock", and have a par value of $.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, is filed with the Secretary of State of the State of Delaware, each five (5) shares of the Corporation's Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on The Nasdaq National Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."


         FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was submitted to the stockholders of the Corporation and, subject to the authority of the Board of Directors to abandon the filing of this Certificate of Amendment as permitted under Section 242(c) of the Delaware General Corporation Law, was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, MessageMedia, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of ___________, 200_.

                                        MESSAGEMEDIA, INC.


                                        ---------------------------------------
                                        A. Laurence Jones
                                        Chief Executive Officer

                                  APPENDIX B-2

                            CERTIFICATE OF AMENDMENT
                             OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                              OF MESSAGEMEDIA, INC.

         MessageMedia, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: The name of the Corporation is MessageMedia, Inc.

         SECOND: The date on which the Corporation's Amended and Restated Certificate of Incorporation, as amended, was filed with the Delaware Secretary of State is December 18, 1996. The date of the filing of the original Certificate of Incorporation of this corporation with the Delaware Secretary of State is January 12, 1996.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, subject to its authority to abandon such resolutions as permitted under Section 242(c) of the Delaware General Corporation Law, adopted resolutions to amend paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation to read in its entirety as follows:


         "B. Of such authorized shares, one hundred million (100,000,000) shares shall be designated "Common Stock", and have a par value of $.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, is filed with the Secretary of State of the State of Delaware, each six (6) shares of the Corporation's Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on The Nasdaq National Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."


         FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was submitted to the stockholders of the Corporation and, subject to the authority of the Board of Directors to abandon the filing of this Certificate of Amendment as permitted under Section 242(c) of the Delaware General Corporation Law, was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, MessageMedia, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of ___________, 200__.

                                        MESSAGEMEDIA, INC.


                                        ---------------------------------------
                                        A. Laurence Jones
                                        Chief Executive Officer

                                  APPENDIX B-3

                            CERTIFICATE OF AMENDMENT
                             OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                              OF MESSAGEMEDIA, INC.

         MessageMedia, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: The name of the Corporation is MessageMedia, Inc.

         SECOND: The date on which the Corporation's Amended and Restated Certificate of Incorporation, as amended, was filed with the Delaware Secretary of State is December 18, 1996. The date of the filing of the original Certificate of Incorporation of this corporation with the Delaware Secretary of State is January 12, 1996.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, subject to its authority to abandon such resolutions as permitted under Section 242(c) of the Delaware General Corporation Law, adopted resolutions to amend paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation to read in its entirety as follows:


         "B. Of such authorized shares, one hundred million (100,000,000) shares shall be designated "Common Stock", and have a par value of $.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, is filed with the Secretary of State of the State of Delaware, each seven (7) shares of the Corporation's Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on The Nasdaq National Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."


         FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was submitted to the stockholders of the Corporation and, subject to the authority of the Board of Directors to abandon the filing of this Certificate of Amendment as permitted under Section 242(c) of the Delaware General Corporation Law, was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, MessageMedia, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of ___________, 200__.

                                        MESSAGEMEDIA, INC.


                                        ---------------------------------------
                                        A. Laurence Jones
                                        Chief Executive Officer

                                  APPENDIX B-4

                            CERTIFICATE OF AMENDMENT
                             OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                              OF MESSAGEMEDIA, INC.

         MessageMedia, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: The name of the Corporation is MessageMedia, Inc.

         SECOND: The date on which the Corporation's Amended and Restated Certificate of Incorporation, as amended, was filed with the Delaware Secretary of State is December 18, 1996. The date of the filing of the original Certificate of Incorporation of this corporation with the Delaware Secretary of State is January 12, 1996.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, subject to its authority to abandon such resolutions as permitted under Section 242(c) of the Delaware General Corporation Law, adopted resolutions to amend paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation to read in its entirety as follows:


         "B. Of such authorized shares, one hundred million (100,000,000) shares shall be designated "Common Stock", and have a par value of $.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, is filed with the Secretary of State of the State of Delaware, each eight (8) shares of the Corporation's Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on The Nasdaq National Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."


         FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was submitted to the stockholders of the Corporation and, subject to the authority of the Board of Directors to abandon the filing of this Certificate of Amendment as permitted under Section 242(c) of the Delaware General Corporation Law, was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, MessageMedia, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of ___________, 200__.

                                        MESSAGEMEDIA, INC.


                                        ---------------------------------------
                                        A. Laurence Jones
                                        Chief Executive Officer

                                  APPENDIX B-5

                            CERTIFICATE OF AMENDMENT
                             OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                              OF MESSAGEMEDIA, INC.

         MessageMedia, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: The name of the Corporation is MessageMedia, Inc.

         SECOND: The date on which the Corporation's Amended and Restated Certificate of Incorporation, as amended, was filed with the Delaware Secretary of State is December 18, 1996. The date of the filing of the original Certificate of Incorporation of this corporation with the Delaware Secretary of State is January 12, 1996.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, subject to its authority to abandon such resolutions as permitted under Section 242(c) of the Delaware General Corporation Law, adopted resolutions to amend paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation to read in its entirety as follows:

         "B. Of such authorized shares, one hundred million (100,000,000) shares shall be designated "Common Stock", and have a par value of $.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, is filed with the Secretary of State of the State of Delaware, each nine (9) shares of the Corporation's Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on The Nasdaq National Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."

         FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was submitted to the stockholders of the Corporation and, subject to the authority of the Board of Directors to abandon the filing of this Certificate of Amendment as permitted under Section 242(c) of the Delaware General Corporation Law, was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, MessageMedia, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of ___________, 200__.

                                        MESSAGEMEDIA, INC.


                                        ---------------------------------------
                                        A. Laurence Jones
                                        Chief Executive Officer

                                  APPENDIX B-6

                            CERTIFICATE OF AMENDMENT
                             OF AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                              OF MESSAGEMEDIA, INC.

         MessageMedia, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: The name of the Corporation is MessageMedia, Inc.

         SECOND: The date on which the Corporation's Amended and Restated Certificate of Incorporation, as amended, was filed with the Delaware Secretary of State is December 18, 1996. The date of the filing of the original Certificate of Incorporation of this corporation with the Delaware Secretary of State is January 12, 1996.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, subject to its authority to abandon such resolutions as permitted under Section 242(c) of the Delaware General Corporation Law, adopted resolutions to amend paragraph B of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation to read in its entirety as follows:

         "B. Of such authorized shares, one hundred million (100,000,000) shares shall be designated "Common Stock", and have a par value of $.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, is filed with the Secretary of State of the State of Delaware, each ten (10) shares of the Corporation's Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on The Nasdaq National Market as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."

         FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was submitted to the stockholders of the Corporation and, subject to the authority of the Board of Directors to abandon the filing of this Certificate of Amendment as permitted under Section 242(c) of the Delaware General Corporation Law, was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

         IN WITNESS WHEREOF, MessageMedia, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of ___________, 200__.

                                        MESSAGEMEDIA, INC.


                                        ---------------------------------------
                                        A. Laurence Jones
                                        Chief Executive Officer

                                   APPENDIX C


                               MESSAGEMEDIA, INC.

                                1995 STOCK PLAN

                                  (AS AMENDED)

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means MessageMedia, Inc., a Delaware corporation.

                  (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (j) "Director" means a member of the Board.

                  (k) "Employee" means any person, including Officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (q) "Option" means a stock option granted pursuant to the Plan.

                  (r) "Optioned Stock" means the Common Stock subject to an Option.

                  (s) "Optionee" means an Employee or Consultant who receives an Option.

                  (t) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (u) "Plan" means this 1995 Stock Option Plan.

                  (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

                  (w) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 12,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange or Option repricing Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple Administrative Bodies. The Plan may be
administered by different Committees with respect to different groups of Employees, Directors and Consultants.

                           (ii) Section 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent desirable to qualify
transactions hereunder as exempt under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended ("Rule 16b-3"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other Administration. Other than as provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock or other securities of the Company are listed, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(m) of the Plan;

                           (ii) to select the Employees, Directors and
Consultants to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions of any
award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii) to determine whether and under what
circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                           (viii) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                           (ix) to allow Optionees to satisfy withholding tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                           (x) to provide for the early exercise of unvested
Options, subject to such terms and conditions as shall be determined by the Administrator; and

                           (x) to construe and interpret the terms of the Plan
and awards granted pursuant to the Plan.

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

                  (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they are granted. The

Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's service to the Company as an Employee, Director or Consultant, nor shall it interfere in any way with the Optionee's or the Company's right to terminate the Optionee's service to the Company at any time, with or without cause.

                  (d) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted, in any fiscal year
of the Company, Options to purchase more than 500,000 Shares.

                           (ii) The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                           (iv) If an Option is canceled in the same fiscal year
of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee who, at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option, the
per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii) Notwithstanding the foregoing, Options may be
granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) surrender of other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or
(5) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination, or to such other extent as may be determined by the Administrator. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her "disability," as defined in Section 22(e)(3) of the Code, the Optionee may exercise an Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise an Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, an Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death. If, on the date of death, the Optionee was not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise an Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         11. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         15. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

                                   APPENDIX D



                                               AS AMENDED THROUGH APRIL 12, 2001


                               MESSAGEMEDIA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


I.     PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of MessageMedia, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.    ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.   STOCK SUBJECT TO PLAN

         A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million (1,000,000) shares.

         B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.


IV.    OFFERING PERIODS

         A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.



                                      D-1.

         B. The initial offering period shall commence at the Effective Time and terminate on the last business day in December 1997. All subsequent offering periods shall coincide with each calendar year.

         C. Each offering period shall be comprised of a series of successive quarterly Purchase Intervals. Purchase Intervals shall begin on the first business day in January, April, July and October each year and terminate on the last business day in the following March, June, August and December, respectively. However, the first Purchase Interval under the initial offering period shall commence at the Effective Time and terminate on the last business day in December, 1996.

V.     ELIGIBILITY

         A. Each Eligible Employee shall be eligible to enter an offering period under the Plan on the start date of any Purchase Interval within that offering period, provided he or she remains an Eligible Employee on that date. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

         B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI.    PAYROLL DEDUCTIONS

         A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during any offering period may be a fixed dollar amount or any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period. In all cases, the payroll deduction may not exceed a maximum of twenty percent (20%) of Base Salary. The deduction rate so authorized shall continue in effect throughout the offering period. The Participant may, prior to the beginning of any Purchase Interval during the offering period, reduce or increase his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new payroll deduction shall become effective as of the start date of the first Purchase Interval following the filing of such form.

         B. Payroll deductions shall begin with the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period, provided that the Plan Administrator may delay the first payroll deduction with respect to the initial offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

         C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.



                                      D-2.

         D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII.   PURCHASE RIGHTS

         A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each Purchase Interval in which he or she participates in each offering period in which he or she participates. The purchase right shall be granted on the first business day of each Purchase Interval in which the Participant participates and shall provide the Participant with the right to purchase shares of Common Stock, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and conditions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

         B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date within the Purchase Interval, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

         C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the first business day of each Purchase Interval or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

         D. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be immediately refunded.

         E. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

            (i) A Participant may, at any time prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll



                                      D-3.

deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

         (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

         (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected during such Purchase Interval or (b) have such funds held for the purchase of shares on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected from the Participant during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

         F. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the first business day of the Purchase Interval in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant on any one Purchase Date shall continue to apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

         G. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.



                                      D-4.

         H. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

         I. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.  ACCRUAL LIMITATIONS

         A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

         B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

            (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the calendar year such rights are at any time outstanding.

            (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

         C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

         D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.    EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan was adopted by the Board on July 18, 1996 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been



                                      D-5.

approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded.

         B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) ten years from the date on which the plan was adopted, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.     AMENDMENT OF THE PLAN

The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval, provided that the Board may condition the effectiveness of any such amendment on the Corporation having obtained the prior approval of the Corporation's stockholders.

XI.    GENERAL PROVISIONS


         A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

         B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

         C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.



                                      D-6.

                                   SCHEDULE A


                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME

                       First Virtual Holdings Incorporated
                               MessageMedia, Inc.
                              Email Publishing Inc.
                             Distributed Bits L.L.C.
                              Revnet Systems, Inc.
                            Decisive Technology, Inc.



                                      D-7.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

         A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

         B. BOARD shall mean the Corporation's Board of Directors.

         C. CODE shall mean the Internal Revenue Code of 1986, as amended.

         D. COMMON STOCK shall mean the Corporation's common stock.

         E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:


            (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean MessageMedia, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of MessageMedia, Inc. which shall by appropriate action adopt the Plan.

         H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

         I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more



                                      D-8.

than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

         J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) For purposes of the initial offering period which begins at the Effective
Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

         L. 1933 ACT shall mean the Securities Act of 1933, as amended.

         M. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

         N. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

         O. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

         P. PLAN ADMINISTRATOR shall mean the Board of Directors of the Corporation or any committee of two (2) or more Board members appointed by the Board to administer the Plan.

         Q. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be the last business day in December, 1996.



                                      D-9.

         R. PURCHASE INTERVAL shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

         S. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         T. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.




                                     D-10.

                               MESSAGEMEDIA, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2001


The undersigned hereby appoints A. Laurence Jones and William E. Buchholz, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of MESSAGEMEDIA, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of MESSAGEMEDIA, INC. to be held on May 16, 2001 at 9:00 a.m., local time, at MESSAGEMEDIA, INC.'s offices located at 371 Centennial Parkway, Louisville, Colorado, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o






                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                               MESSAGEMEDIA, INC.


                                  MAY 16, 2001

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2,3,4 AND 5.      Please mark
                                                                                                            your votes as  [X]
                                                                                                            indicated in
                                                                                                            this example


PROPOSAL 1. To elect six directors to serve for the ensuring year and until their successors are elected.


                             WITHHOLD                                                                          FOR  AGAINST  ABSTAIN
   FOR all nominees          AUTHORITY       Proposal 2. To approve an amendment to the Company's 1995 Stock  [ ]    [ ]      [ ]
      listed below        to vote for all    Plan to increase the aggregate number of shares of Common Stock
   (except as marked      nominees listed    authorized for issuance under such plan from 9,000,000 to
    to the contrary)          below          12,000,000.
          [ ]                  [ ]
                                             Proposal 3. To approve an amendment to the Company's Employee    [ ]    [ ]      [ ]
                                             Stock Purchase Plan to increase the aggregate number of shares
Nominees: 01 A. Laurence Jones, 02 Bradley   of Common Stock authorized for sale under such plan from
A. Feld, 03 Gerald A. Pooh, 04 Dennis J.     500,000 to 1,000,000.
Cagan, 05 R. Terry Duryea, 06 Howard S.
Diamond                                      Proposal 4. To ratify selection of Ernst & Young LLP as          [ ]    [ ]      [ ]
                                             independent auditors of the Company for its fiscal year ending
To withhold authority to vote for any        December 31, 2001.
individual nominee(s) with such
nominee(s)* name(s) below.                   Proposal 5. To approve a series of amendments to the Company's   [ ]    [ ]      [ ]
                                             Amended and Restated Certificate of Incorporation, as amended, to effect, at any time prior to the 2002 Annual Meeting of
------------------------------------------   Stockholders, a reverse stock split of the Company's Common
                                             Stock whereby each outstanding 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of Common
                                             Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments as permitted under Section 242(c) of the Delaware
                                             General Corporations Law, to be determined by the Board of
                                             Directors.

                                                                        Please vote, date and promptly return this proxy in the
                                                                        enclosed return envelope which is postage prepaid if
                                                                        mailed in the United States.





SIGNATURE ____________________________________________ SIGNATURE ___________________________________________ DATE ___________ 2001
NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by an authorized person.
----------------------------------------------------------------------------------------------------------------------------------
                                                      o FOLD AND DETACH HERE o


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.





               INTERNET                                      TELEPHONE                                 MAIL
   http://www.proxyvoting.com/mesg                         1-800-840-1208


Use the internet to vote your proxy.              Use any touch-tone telephone                 Mark, sign and date
Have your proxy card in hand when you             to vote your proxy. Have your                your proxy card and
access the web site. You will be prompted   OR    proxy card in hand when you call.     OR     return it in the enclosed
to enter your control number, located             You will be prompted to enter your           postage-paid envelope.
in the box below, to create and submit            control number, located in the box
an electronic ballot.                             below, and then follow the directions
                                                  given.



              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.